UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 1, 2016

8point3 Energy Partners LP

(Exact name of registrant as specified in its charter)

Delaware	1-37447	47-3298142
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

77 Rio Robles San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (408) 240-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of 8point3 Energy Partners LP (the “Partnership”), dated November 30, 2016 and filed with the Securities and Exchange Commission on December 5, 2016 (the “Initial Form 8-K”), which reported under Item 2.01 the Partnership’s acquisition of a 34% interest in the Stateline Project (as defined below).

This amendment is filed to provide (i) the financial statements of Desert Stateline Holdings, LLC and its subsidiary Desert Stateline, LLC (the “Stateline Project”), a 300 MW photovoltaic solar generating facility located in San Bernardino, California, (ii) the financial statements of Parrey, LLC (the “Henrietta Project”), a 102 MW photovoltaic solar generating facility located in Kings County, California, and (iii) pro forma financial information of the Partnership for such transactions as required by Item 9.01. Except as set forth below, the Initial Form 8-K is unchanged.

Item 9.01Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Audited historical financial statements of the Henrietta Project as of and for the years ended January 3, 2016 and December 28, 2014, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Unaudited historical financial statements of the Henrietta Project as of July 3, 2016 and for the three and six months ended July 3, 2016 and June 28, 2015, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.2 hereto and incorporated by reference herein.

Audited historical financial statements of the Stateline Project as of November 30, 2016 and December 31, 2015 and for the period from January 1, 2016 to November 30, 2016 and for the period from August 31, 2015 to December 31, 2015, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.3 hereto and incorporated by reference herein.

(b)	Pro Forma Financial Information.

Unaudited pro forma consolidated financial statements of the Partnership as of and for the year ended November 30, 2016, a copy of which is filed as Exhibit 99.4 hereto and incorporated herein by reference.

(d)Exhibits.

Number	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.
23.2	Consent of Frazier & Deeter, Independent Registered Public Accounting Firm.
99.1	Audited historical financial statements of the Henrietta Project as of and for the years ended January 3, 2016 and December 28, 2014, together with the related notes to the financial statements.
99.2

Unaudited historical financial statements of the Henrietta Project as of July 3, 2016 and for the three and six months ended July 3, 2016 and June 28, 2015, together with the related notes to the financial statements.

99.3

Audited historical financial statements of the Stateline Project as of November 30, 2016 and December 31, 2015 and for the period from January 1, 2016 to November 30, 2016 and for the period from August 31, 2015 to December 31, 2015, together with the related notes to the financial statements.

99.4	Unaudited pro forma consolidated financial statements of the Partnership as of and for the year ended November 30, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

8POINT3 ENERGY PARTNERS LP

By:	8point3 General Partner, LLC,
its general partner

By:	/s/ Jason E. Dymbort
Jason E. Dymbort
General Counsel

Date: February 14, 2017

INDEX TO EXHIBITS

Number	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.
23.2	Consent of Frazier & Deeter, Independent Registered Public Accounting Firm.
99.1	Audited historical financial statements of the Henrietta Project as of and for the years ended January 3, 2016 and December 28, 2014, together with the related notes to the financial statements.
99.2

Unaudited historical financial statements of the Henrietta Project as of July 3, 2016 and for the three and six months ended July 3, 2016 and June 28, 2015, together with the related notes to the financial statements.

99.3

Audited historical financial statements of the Stateline Project as of November 30, 2016 and December 31, 2015 and for the period from January 1, 2016 to November 30, 2016 and for the period from August 31, 2015 to December 31, 2015, together with the related notes to the financial statements.

99.4	Unaudited pro forma consolidated financial statements of the Partnership as of and for the year ended November 30, 2016.